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                               CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                                  EXHIBIT 10.21

                           REVISED SCHEDULE OF PARTIES


NAME                                                      TITLE                    DATE OF AGREEMENT
----                                                      -----                    -----------------
Steven M. Klosk.......................  President & Chief Executive Officer             02/06/06
Paolo Russolo.........................  President, Profarmaco Milano                    02/06/07
Gregory P. Sargen.....................  Vice President & Chief Financial Officer        02/06/07